Exhibit (a)(xxviii)

SUNAMERICA SERIES, INC.

ARTICLES SUPPLEMENTARY

SUNAMERICA SERIES, INC., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST:(a) Pursuant to the authority vested in the Board of Directors (“Board of Directors”) of the Corporation by the Maryland General Corporation Law (“MGCL”) and the charter (“Charter”) of the Corporation, the Board of Directors adopted resolutions classifying and designating 25,000,000 authorized but unissued shares of the Corporation’s Common Stock, par value $.0001 per share (the “Common Stock”), without further classification and designation, as additional Class I Shares (the “Class I Shares”) of Focused Multi-Asset Strategy Portfolio.

(b) The Class I Shares shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Class I Shares of the Focused Multi-Asset Strategy Portfolio as set forth in the Charter.

SECOND: Immediately after these Articles Supplementary are accepted for record by the SDAT, the aggregate number of authorized shares of Common Stock is 3,000,000,000, of which 950,000,000 are shares of Common Stock without further classification or designation and 2,050,000,000 are shares of Common Stock classified and designated as follows:

SERIES AND CLASS	NUMBER OF SHARES
Focused Growth Portfolio:

Class A shares	50,000,000
Class B shares	50,000,000
Class C shares	50,000,000
Class Z shares	50,000,000

Focused International Equity Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Small-Cap Value Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Large-Cap Value Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Technology Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Small-Cap Growth Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Growth and Income Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000
Class Z shares	25,000,000

Focused Large-Cap Growth Portfolio:

Class A shares	50,000,000
Class B shares	50,000,000
Class C shares	50,000,000
Class Z shares	50,000,000

SunAmerica Strategic Value Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Equity Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Multi-Asset Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	50,000,000

Focused Balanced Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Fixed Income and Equity Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Fixed Income Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Dividend Strategy Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Mid-Cap Value Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Mid-Cap Growth Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused StarALPHA Portfolio

Class A shares	50,000,000
Class C shares	25,000,000

FOURTH: The aggregate number of authorized shares of stock of the Corporation is unchanged by these Articles Supplementary.

FIFTH: The Class I Shares of the Focused Multi-Asset Strategy Portfolio have been classified and designated by the Board of Directors pursuant to authority and power expressly vested in the Board of Directors of the Corporation by Article SIXTH of the Charter.

SIXTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

SEVENTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Assistant Secretary on this 28th day of October, 2011.

ATTEST:	SUNAMERICA SERIES, INC.

(SEAL)
John E. McLean	John T. Genoy
Assistant Secretary	President